FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2002  **

Available Amount to Note Holders:                                                       3,032,001.61

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                    -
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                   -
(iii)    Aggregate of:
           (a) Unreimbursed Servicer Advances                                               2,856.82
           (b) Servicer Fees from current and prior Collection Period                      21,223.11
           (c) Servicing Charges inadvertantly deposited in Collection Account                   -
(iv)     Premium Amount due on Payment Date and unpaid Premium Amounts                      4,742.25
(v)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees          416.67
(vi)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                           -
(vii)    Class A-1 through A-4 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                               -
           Class A-2 Note Interest                                                               -
           Class A-3 Note Interest                                                               -
           Class A-4 Note Interest                                                        190,638.28

(viii)   Class B-1 Note Interest                                                            5,404.98
(ix)     Class B-2 Note Interest                                                            3,501.46
(x)      Class B-3 Note Interest                                                            4,596.44
(xi)     Class A Base Principal Distribution Amount plus Class A Overdue Principal
           Class A-1 Principal Distribution Amount                                               -
           Class A-2 Principal Distribution Amount                                               -
           Class A-3 Principal Distribution Amount                                               -
           Class A-4 Principal Distribution Amount                                      2,604,671.36
(xii)    Note Insuer Reimbursement Amount                                                      -
(xiii)   Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal     56,623.29
(xiv)    Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal     28,311.64
(xv)     Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal     56,623.29
(xvi)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)           -
(xvii)   Other Amounts Due Servicer under Servicing Agreement                                    -
(xviii)  Remaining Amount to Residual Holder                                               52,392.02

         Reviewed By:
         ----------------------------------------------------------------------
         Joel Cappon
         Controller, American Express Business Finance

** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MARCH 1, 2002


                    Initial         Beginning       Base        Additional          Total          Ending         Ending
                   Principal        Principal     Principal      Principal        Principal       Principal     Certificate
 Class              Balance          Balance     Distribution   Distribution     Distribution     Balance         Factor
------------    ---------------  ------------  --------------  --------------  --------------  ---------------  -----------
Class A-1         70,687,140.00            -             -           -                   -                 -    0.0000000
Class A-2         53,856,869.00            -             -           -                   -                 -    0.0000000
Class A-3         52,510,447.00            -             -           -                   -                 -    0.0000000
Class A-4         70,687,140.00  40,647,821.31  2,604,671.36         -          2,604,671.36     38,043,149.95  0.5381905
                 --------------  -------------  ------------  ---------------  --------------  ---------------  -----------
  Total Class A  247,741,596.00  40,647,821.31  2,604,671.36         -          2,604,671.36     38,043,149.95  0.1535598

Class B-1          5,385,687.00     883,648.31     56,623.29         -             56,623.29        827,025.02  0.1535598
Class B-2          2,692,843.00     441,824.07     28,311.64         -             28,311.64        413,512.43  0.1535598
Class B-3          5,385,687.00     883,648.31     56,623.29         -             56,623.29        827,025.02  0.1535598
                 --------------  -------------  ------------  ---------------  --------------  ---------------
  Total          261,205,813.00  42,856,942.00  2,746,229.59         -          2,746,229.59     40,110,712.42

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002


AVAILABLE FUNDS
  Collection Account balance, as of February 28, 2002                                               483,142.24
  Add: Investment earnings on amounts in Collection Account                                           1,010.83
  Add: Payments due Collection Account from last 3 business days of Collection Period               159,997.15
  Less: Amounts inadvertantly deposited into collection account                                         416.67
  Add: Additional contribution for terminated trade-ups and rebooked leases                          35,583.77
  Add: Servicer Advance on current Determination Date                                             2,352,684.29
                                                                                            ------------------
   Available Funds on Payment Date                                                                3,032,001.61
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                       -
                                                                                            ------------------
 REMAINING AVAILABLE FUNDS                                                                        3,032,001.61
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                      -
                                                                                            ------------------
 REMAINING AVAILABLE FUNDS                                                                        3,032,001.61
Unreimbursed Servicer Advances
  Unreimbursed Servicer Advances due                                                                  2,856.82
  Unreimbursed Servicer Advances paid                                                                 2,856.82
                                                                                            ------------------
    Unreimbursed Servicer Advances remaining unpaid                                                        -
                                                                                            ------------------
 REMAINING AVAILABLE FUNDS                                                                        3,029,144.79
SERVICER FEES
  Servicer Fees due                                                                                  21,223.11
  Servicer Fees paid                                                                                 21,223.11
                                                                                            ------------------
    Servicer Fees remaining unpaid                                                                         -
                                                                                            ------------------
 REMAINING AVAILABLE FUNDS                                                                        3,007,921.68
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                             -
                                                                                            ------------------
 REMAINING AVAILABLE FUNDS                                                                        3,007,921.68
PREMIUM AMOUNT
  Premium Amount due                                                                                  4,742.25
  Premium Amount paid                                                                                 4,742.25
                                                                                            ------------------
    Premium Amount remaining unpaid                                                                        -
                                                                                            ------------------
 REMAINING AVAILABLE FUNDS                                                                        3,003,179.44
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
  Indenture Trustee Fee due                                                                             416.67
  Indenture Trustee Fee paid                                                                            416.67
                                                                                            ------------------
    Indenture Trustee Fee remaining unpaid                                                                 -
                                                                                            ------------------
 REMAINING AVAILABLE FUNDS                                                                        3,002,762.77
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(ii)
  Total Indenture Trustee Expenses due                                                                     -
  Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                 75,000.00
                                                                                            ------------------
  Total Indenture Trustee Expenses paid                                                                    -
                                                                                            ------------------
   Indenture Trustee Expenses unpaid                                                                       -

 REMAINING AVAILABLE FUNDS                                                                        3,002,762.77
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
  Class A-1 Note Interest                                                                                  -
  Class A-2 Note Interest                                                                                  -
  Class A-3 Note Interest                                                                                  -
  Class A-4 Note Interest                                                                           190,638.28
                                                                                            ------------------
   Total Class A Interest due                                                                       190,638.28
                                                                                            ------------------
  REMAINING AVAILABLE FUNDS                                                                       2,812,124.49
CLASS B-1 NOTE INTEREST
  Class B-1 Note Interest due                                                                         5,404.98
  Class B-1 Note Interest paid                                                                        5,404.98
                                                                                            ------------------
    Class B-1 Note Interest remaining unpaid                                                               -
                                                                                            ------------------


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002


 REMAINING AVAILABLE FUNDS                                                                        2,806,719.51
CLASS B-2 NOTE INTEREST
  Class B-2 Note Interest due                                                                         3,501.46
  Class B-2 Note Interest paid                                                                        3,501.46
                                                                                            ------------------
    Class B-2 Note Interest remaining unpaid                                                               -
                                                                                            ------------------
 REMAINING AVAILABLE FUNDS                                                                        2,803,218.05
CLASS B-3 NOTE INTEREST
  Class B-3 Note Interest due                                                                         4,596.44
  Class B-3 Note Interest paid                                                                        4,596.44
                                                                                            ------------------
    Class B-3 Note Interest remaining unpaid                                                               -
                                                                                            ------------------
 REMAINING AVAILABLE FUNDS                                                                        2,798,621.61
CLASS A BASE PRINCIPAL DISTRIBUTION
  Class A Base Principal Distribution Amount due                                                  2,604,671.36
  Class A Note Principal Balance as of preceding Payment Date                                    40,647,821.31
                                                                                            ------------------
  Class A Base Principal Distribution Amount paid                                                 2,604,671.36
                                                                                            ------------------
    Class A Base Principal Distribution Amount remaining unpaid                                            -

  Class A-1 Note Principal Balance as of preceding Payment Date                                            -
  Class A-1 Base Principal Distribution Amount paid                                                        -
    Class A-1 Note Principal Balance after distribution on Payment Date                                    -

  Remaining Class A Base Principal Distribution Amount                                            2,604,671.36

  Class A-2 Note Principal Balance as of preceding Payment Date                                            -
  Class A-2 Base Principal Distribution Amount paid                                                        -
                                                                                            ------------------
    Class A-2 Note Principal Balance after distribution on Payment Date                                    -

  Remaining Class A Base Principal Distribution Amount                                            2,604,671.36
                                                                                            ------------------

  Class A-3 Note Principal Balance as of preceding Payment Date                                            -
  Class A-3 Base Principal Distribution Amount paid                                                        -
                                                                                            ------------------
    Class A-3 Note Principal Balance after distribution on Payment Date                                    -

  Remaining Class A Base Principal Distribution Amount                                            2,604,671.36
                                                                                            ------------------

  Class A-4 Note Principal Balance as of preceding Payment Date                                  40,647,821.31
  Class A-4 Base Principal Distribution Amount paid                                               2,604,671.36
                                                                                            ------------------
    Class A-4 Note Principal Balance after distribution on Payment Date                          38,043,149.95

  REMAINING AVAILABLE FUNDS                                                                         193,950.24

NOTE INSURER REIMBURSEMENT AMOUNT
  Note Insuer Reimbursement Amount due                                                                     -
  Note Insuer Reimbursement Amount paid                                                                    -
                                                                                            ------------------
  Note Insuer Reimbursement Amount remaining unpaid                                                        -
  REMAINING AVAILABLE FUNDS                                                                         193,950.24

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
  Class B-1 Note Principal Balance as of preceding Payment Date                                     883,648.31
  Class B-1 Base Principal Distribution due                                                          56,623.29
  Class B-1 Base Principal Distribution paid                                                         56,623.29
                                                                                            ------------------
    Class B-1 Base Principal Distribution remaining unpaid                                                 -

                                                                         Page 4

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002



  Class B-1 Note Principal Balance after distribution on Payment Date                               827,025.02

 REMAINING AVAILABLE FUNDS                                                                          137,326.95

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
  Class B-2 Note Principal Balance as of preceding Payment Date                                     441,824.07
  Class B-2 Base Principal Distribution due                                                          28,311.64
  Class B-2 Base Principal Distribution paid                                                         28,311.64
                                                                                            ------------------
    Class B-2 Base Principal Distribution remaining unpaid                                                 -
    Class B-2 Note Principal Balance after distribution on Payment Date                             413,512.43
 REMAINING AVAILABLE FUNDS                                                                         109,015.31
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
  Class B-3 Note Principal Balance as of preceding Payment Date                                     883,648.31
  Class B-3 Base Principal Distribution due                                                          56,623.29
  Class B-3 Base Principal Distribution paid                                                         56,623.29
                                                                                            ------------------
    Class B-3 Base Principal Distribution remaining unpaid                                                 -
    Class B-3 Note Principal Balance after distribution on Payment Date                             827,025.02
 REMAINING AVAILABLE FUNDS                                                                           52,392.02

ADDITIONAL PAYMENT TO NOTEHOLDERS DUE TO RESTRICTING EVENT
  Principal Amount paid to A noteholders, otherwise paid to B-1                                            -
  Principal Amount paid to A noteholders, otherwise paid to B-2                                            -
  Principal Amount paid to A noteholders, otherwise paid to B-3                                            -
                                                                                            ------------------
  Total Principal Amount paid to A noteholders, otherwise to be paid to B                                  -
REMAINING AVAILABLE FUNDS                                                                            52,392.02

  Principal Amount paid to B-1 noteholders, otherwise paid to B-2                                          -
  Principal Amount paid to B-1 noteholders, otherwise paid to B-3                                          -

  Principal Amount paid to B-2 noteholders, otherwise paid to B-3                                          -
                                                                                            ------------------
REMAINING AVAILABLE FUNDS                                                                            52,392.02
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(ii)
        Indenture Trustee Expenses unpaid per above                                                        -
        Remaining Indenture Trustee Expenses paid                                                          -
                                                                                            ------------------
         Remaining Indenture Trustee Expenses unpaid                                                       -
REMAINING AVAILABLE FUNDS                                                                            52,392.02
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
  Other Amounts Due Servicer under Servicing Agreement due                                                 -
  Other Amounts Due Servicer under Servicing Agreement paid                                                -
                                                                                            ------------------
  Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                    -
 REMAINING AVAILABLE FUNDS                                                                           52,392.02
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                    52,392.02


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
   ADCPB, beginning of Collection Period                                                 50,935,472.00
   ADCPB, end of Collection Period                                                       48,189,242.42
                                                                                         -------------
    Base Principal Amount                                                                 2,746,229.59

UNREIMBURSED SERVICING ADVANCES
  Unreimbursed Servicing Advances from previous Collection Period                         2,193,600.07
  Servicing Advances collected during the current Collection Period                       2,190,743.25
                                                                                          ------------
   Unreimbursed Servicing Advances as of current Determination Date                           2,856.82

CALCULATION OF INTEREST DUE

                     Beginning                 Current                Total
                     Principal      Interest  Interest    Overdue    Interest
 Class                Balance        Rate        Due      Interest     Due
--------           -------------   ---------  ---------  ---------- -----------
   Class A-1                 -       5.2150%         -      -              -
   Class A-2                 -       5.4900%         -      -              -
   Class A-3                 -       5.4500%         -      -              -
   Class A-4       40,647,821.31     5.6280%  190,638.28    -       190,638.28
   Class B-1          883,648.31     7.3400%    5,404.98    -         5,404.98
   Class B-2          441,824.07     9.5100%    3,501.46    -         3,501.46
   Class B-3          883,648.31     6.2420%    4,596.44    -         4,596.44
                  -------------    ---------  ----------  --------- -----------
                   42,856,942.00     5.7160%  204,141.16    -       204,141.16


CALCULATION OF PRINCIPAL DUE

              Base         Base                         Total
            Principal    Principal    Overdue         Principal
 Class     Amount Pct.    Amount     Principal           Due
---------  ----------- ------------  ----------    ---------------
Class A     94.845%    2,604,671.36     -             2,604,671.36
Class B-1    2.062%       56,623.29     -                56,623.29
Class B-2    1.031%       28,311.64     -                28,311.64
Class B-3    2.062%       56,623.29     -                56,623.29
                       ------------  ----------    ---------------
                       2,746,229.59     -             2,746,229.59

CALCULATION OF SERVICER FEE
   ADCPB as of the prior Calculation Date                                                50,935,472.00
   Servicer Fee Rate                                                                            0.500%
   One-twelfth                                                                                     1/12
                                                                                         --------------
   Servicer Fee due current period                                                           21,223.11
   Prior Servicer Fee arrearage                                                                    -
                                                                                         --------------
   Servicer Fee due                                                                          21,223.11

CALCULATION OF PREMIUM AMOUNT
   Class A Principal Amount as of the immediately preceding Collection Period            40,647,821.31
   Premium Rate                                                                                 0.140%
   One-twelfth                                                                                     1/12
                                                                                         --------------
   Premium Amount due Current Period                                                          4,742.25

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2002

   Prior Premium Amount arrearage                                                                  -
                                                                                           -----------
    Total Premium Amount due                                                                  4,742.25

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
   Indenture Trustee Fee (per Payment Date)                                                     416.67
   Prior Indenture Trustee Fee arrearage                                                           -
                                                                                           -----------
   Total Indenture Trustee Fee due                                                              416.67

INDENTURE TRUSTEE EXPENSES
   Indenture Trustee Expenses due                                                                  -
   Prior Indenture Trustee Expenses arrearage                                                      -
                                                                                           -----------
   Total Indenture Trustee Expenses due                                                            -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement - current period                           -
   Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                          -
                                                                                           -----------
   Total Other Amounts Due Servicer under Servicing Agreement                                      -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MARCH 1, 2002

RESTRICTING EVENT DETERMINATION:                                                                Yes/No
                                                                                                ------
   A) Event of Servicer Termination (Yes/No)                                                      No
   B) Note Insuer has Made a Payment (Yes/No)                                                     No
   C) Gross Charge Off Event has Occurred (Yes/No)                                                No
   D) Delinquency Trigger Event has Occurred (Yes/No)                                             No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                Yes/No
                                                                                                ------
   A) Failure to distribute to the Noteholders all or part of any payment of
   Interest requried to be made under the terms of such Notes or the Indenture
   when due; and,                                                                                 No
   B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient Available Funds are on depositin the Collection Account of (y)
   on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the Class A-3 Maturity
   Date,the Class A-4 Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity
   Date, or the Class B-3 Maturity Date, as thecase may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
   Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.               No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                        Event                                                      Yes/No
    --------   ----------------------------------------------------------------------------    ------
   6.01(i)     Failue to make payment requried                                                   No
   6.01(ii)    Failue to submit Monthly Statement                                                No
   6.01(iii)   Failure to Observe Covenants in Servicing Agreement                               No
   6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                     No
   6.01(v)     Servicer files a volunatry petition for bankruptcy                                No
   6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
               withdrawn or dimissed within 60 days                                              No
   6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement         No
   6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.      No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MARCH 1, 2002

Gross Charge Event Calculation:

                                                                                   Result
                                                                              ---------------
   Gross Charge Off Ratio Current Period                                           -0.21%
   Gross Charge Off Ratio Prior Period                                             -0.80%
   Gross Charge Off Ratio Second Prior Period                                      -0.01%
    Average of Gross Charge Off Ratio for Three Periods                            -0.34%
   Maximum Allowed                                                                  2.50%

Gross Charge Off Ratio:
-----------------------

                            ADCPB of                                                 Gross Charge Off Ratio
                          All Defaulted   Less                       End of Month          Charge Offs/
                            Contracts   Recoveries     Charge Offs      ADCPB                 ADCPB
                        --------------- ------------  ------------  -------------      ---------------------
   Current Period            5,302.27   13,805.69      -8,503.42    48,189,242.42            -0.21%
   Prior Period             22,962.78   56,890.52     -33,927.74    50,935,472.00            -0.80%
   Second Prior Period      12,388.34   12,789.98        -401.64    54,052,693.44            -0.01%

Delinquency Event Calculation:

                                                                                                Results
                                                                                            ---------------
   Delinquency Trigger Ratio Current Period                                                      6.82%
   Delinquency Trigger Ratio Prior Period                                                        6.87%
   Delinquency Trigger Ratio Second Prior Period                                                 7.62%
   Average of Delinquency Trigger Ratios                                                         7.11%
   Maximum Allowed                                                                               7.50%


Delinquency Trigger Ratio:

                                A                B                      A/B
                             ADCPB of         ADCPB of
                        Contract > 30 Days  All Contracts        Delinquency Trigger
                             Past Due       As of Month-End             Ratio:
                        ------------------  -----------------   --------------------
   Current Period           3,288,321.94      48,189,273.69                6.82%
   Prior Period             3,499,413.96      50,937,359.85                6.87%
   Second Prior Period      4,121,406.32      54,067,333.98                7.62%

                            ADCPB               Delinquency Ratio
                        -------------       ----------------------
   Current                44,900,952               93.18%
   31-60 Days Past Due     1,997,442                4.14%
   61-90 Days Past Due     1,181,880                2.45%
   91+ Days Past Due         108,999                0.23%
                          ----------              -------
   TOTAL                  48,189,274              100.00%

Substitution Limits
-------------------

  ADCPB as of Cut-Off Date                                                                269,284,343.00
  Maximum Substitution (10% of Initial)                                                    26,928,434.30

  Prior month Cumulative ADCPB Substituted                                                 12,799,602.30
  Current month ADCPB Substituted                                                             599,806.71
                                                                                         ---------------
  Cumulative ADCPB Substituted                                                             13,399,409.02

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2002 **

Available Amount to Note Holders:                                                          4,087,816.44

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                       -
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                      -
(iii)    Aggregate of:
           (a) Unreimbursed Servicer Advances                                                 36,891.99
           (b) Servicer Fees from current and prior Collection Period                         30,855.57
           (c) Servicing Charges inadvertantly deposited in Collection Account                      -
(iv)     Premium Amount due on Payment Date and unpaid Premium Amounts                         8,844.51
(v)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(vi)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                              -
(vii)    Class A-1 through A-4 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                                  -
           Class A-2 Note Interest                                                                  -
           Class A-3 Note Interest                                                                  -
           Class A-4 Note Interest                                                           289,594.43

(viii)   Class B-1 Note Interest                                                               7,262.38
(ix)     Class B-2 Note Interest                                                               5,487.99
(x)      Class B-3 Note Interest                                                               4,345.35
(xi)     Class A Base Principal Distribution Amount plus Class A Overdue Principal
           Class A-1 Principal Distribution Amount                                                  -
           Class A-2 Principal Distribution Amount                                                  -
           Class A-3 Principal Distribution Amount                                                  -
           Class A-4 Principal Distribution Amount                                         3,476,493.21
(xii)    Note Insurer Reimbursement Amount                                                          -
(xiii)   Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal        75,575.95
(xiv)    Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal        37,787.97
(xv)     Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal        47,234.97
(xvi)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)              -
(xvii)   Other Amounts Due Servicer under Servicing Agreement                                       -
(xviii)  Remaining Amount to Residual Holder                                                  67,025.47

         Reviewed By:

         ----------------------------------------------------------------
         Joel Cappon
         Controller, American Express Business Finance

** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002

AVAILABLE FUNDS
  Collection Account balance, as of February 28, 2002                                           238,148.74
  Add: Investment earnings on amounts in Collection Account                                       1,007.91
  Add: Payments due Collection Account from last 3 business days of Collection Period           240,514.45
  Less: Amounts inadvertantly deposited into collection account                                        -
  Add: Additional contribution for terminated trade-ups and rebooked leases                            -
  Add: Servicer Advance on current Determination Date                                         3,608,145.34
                                                                                            --------------
   Available Funds on Payment Date                                                            4,087,816.44
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                   -
                                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                                    4,087,816.44
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                  -
                                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                                    4,087,816.44
UNREIMBURSED SERVICER ADVANCES
  Unreimbursed Servicer Advances due                                                             36,891.99
  Unreimbursed Servicer Advances paid                                                            36,891.99
                                                                                            --------------
   Unreimbursed Servicer Advances remaining unpaid                                                     -
                                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                                    4,050,924.45
SERVICER FEES
  Servicer Fees due                                                                              30,855.57
  Servicer Fees paid                                                                             30,855.57
                                                                                            --------------
   Servicer Fees remaining unpaid                                                                      -
                                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                                    4,020,068.88
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                         -
                                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                                    4,020,068.88
PREMIUM AMOUNT
  Premium Amount due                                                                              8,844.51
  Premium Amount paid                                                                             8,844.51
                                                                                            --------------
   Premium Amount remaining unpaid                                                                     -
                                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                                    4,011,224.38
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
  Indenture Trustee Fee due                                                                         416.67
  Indenture Trustee Fee paid                                                                        416.67
                                                                                            --------------
   Indenture Trustee Fee remaining unpaid                                                              -
                                                                                            --------------
 REMAINING AVAILABLE FUNDS                                                                    4,010,807.71
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
  Total Indenture Trustee Expenses due                                                                 -
  Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                            --------------
  Total Indenture Trustee Expenses paid                                                                -
                                                                                            --------------
   Indenture Trustee Expenses unpaid                                                                   -

REMAINING AVAILABLE FUNDS                                                                     4,010,807.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
  Class A-1 Note Interest                                                                      -
  Class A-2 Note Interest                                                                      -
  Class A-3 Note Interest                                                                      -
  Class A-4 Note Interest                                                               289,594.43
                                                                                    --------------
   Total Class A Interest due                                                           289,594.43
                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                            3,721,213.28
CLASS B-1 NOTE INTEREST
  Class B-1 Note Interest due                                                             7,262.38
  Class B-1 Note Interest paid                                                            7,262.38
                                                                                    --------------
   Class B-1 Note Interest remaining unpaid                                                    -
                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                            3,713,950.90
CLASS B-2 NOTE INTEREST
  Class B-2 Note Interest due                                                             5,487.99
  Class B-2 Note Interest paid                                                            5,487.99
                                                                                    --------------
   Class B-2 Note Interest remaining unpaid                                                    -
                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                            3,708,462.91
CLASS B-3 NOTE INTEREST
  Class B-3 Note Interest due                                                             4,345.35
  Class B-3 Note Interest paid                                                            4,345.35
                                                                                    --------------
   Class B-3 Note Interest remaining unpaid                                                    -
                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                            3,704,117.56
CLASS A BASE PRINCIPAL DISTRIBUTION
  Class A Base Principal Distribution Amount due                                      3,476,493.21
  Class A Note Principal Balance as of preceding Payment Date                        60,648,047.25
                                                                                    --------------
  Class A Base Principal Distribution Amount paid                                     3,476,493.21
                                                                                    --------------
   Class A Base Principal Distribution Amount remaining unpaid                                 -

  Class A-1 Note Principal Balance as of preceding Payment Date                                -
  Class A-1 Base Principal Distribution Amount paid                                            -
                                                                                    --------------
   Class A-1 Note Principal Balance after distribution on Payment Date                         -

  Remaining Class A Base Principal Distribution Amount                                3,476,493.21
                                                                                    --------------

  Class A-2 Note Principal Balance as of preceding Payment Date                                -
  Class A-2 Base Principal Distribution Amount paid                                            -
                                                                                    --------------
   Class A-2 Note Principal Balance after distribution on Payment Date                         -

  Remaining Class A Base Principal Distribution Amount                                3,476,493.21
                                                                                    --------------

  Class A-3 Note Principal Balance as of preceding Payment Date                                -
  Class A-3 Base Principal Distribution Amount paid                                            -
                                                                                    --------------
   Class A-3 Note Principal Balance after distribution on Payment Date                         -

  Remaining Class A Base Principal Distribution Amount                                3,476,493.21
                                                                                    --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002


  Class A-4 Note Principal Balance as of preceding Payment Date                       60,648,047.25
  Class A-4 Base Principal Distribution Amount paid                                    3,476,493.21
                                                                                    ---------------
   Class A-4 Note Principal Balance after distribution on Payment Date                57,171,554.05

 REMAINING AVAILABLE FUNDS                                                               227,624.36

NOTE INSURER REIMBURSEMENT AMOUNT
  Note Insuer Reimbursement Amount due                                                          -
  Note Insuer Reimbursement Amount paid                                                         -
                                                                                    ---------------
  Note Insuer Reimbursement Amount remaining unpaid                                             -
 REMAINING AVAILABLE FUNDS                                                               227,624.36

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
  Class B-1 Note Principal Balance as of preceding Payment Date                        1,318,435.92
  Class B-1 Base Principal Distribution due                                               75,575.95
  Class B-1 Base Principal Distribution paid                                              75,575.95
                                                                                    ---------------
   Class B-1 Base Principal Distribution remaining unpaid                                       -
   Class B-1 Note Principal Balance after distribution on Payment Date                 1,242,859.98

 REMAINING AVAILABLE FUNDS                                                               152,048.41

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
  Class B-2 Note Principal Balance as of preceding Payment Date                          659,217.96
  Class B-2 Base Principal Distribution due                                               37,787.97
  Class B-2 Base Principal Distribution paid                                              37,787.97
                                                                                    ---------------
   Class B-2 Base Principal Distribution remaining unpaid                                       -
   Class B-2 Note Principal Balance after distribution on Payment Date                   621,429.99
 REMAINING AVAILABLE FUNDS                                                               114,260.44
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
  Class B-3 Note Principal Balance as of preceding Payment Date                          824,022.45
  Class B-3 Base Principal Distribution due                                               47,234.97
  Class B-3 Base Principal Distribution paid                                              47,234.97
                                                                                    ---------------
   Class B-3 Base Principal Distribution remaining unpaid                                       -
   Class B-3 Note Principal Balance after distribution on Payment Date                   776,787.48
 REMAINING AVAILABLE FUNDS                                                                67,025.47
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
  Indenture Trustee Expenses unpaid per above                                                   -
  Remaining Indenture Trustee Expenses paid                                                     -
                                                                                    ---------------
   Remaining Indenture Trustee Expenses unpaid                                                  -
 REMAINING AVAILABLE FUNDS                                                                67,025.47
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
  Other Amounts Due Servicer under Servicing Agreement due                                      -
  Other Amounts Due Servicer under Servicing Agreement paid                                     -
                                                                                    ---------------
  Other Amounts Due Servicer under Servicing Agreement remaining unpaid                         -
 REMAINING AVAILABLE FUNDS                                                                67,025.47
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                         67,025.47

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MARCH 1, 2002


                       Initial         Beginning          Base         Additional       Total             Ending        Ending
                      Principal        Principal        Principal       Principal      Principal        Principal    Certificate
Class                  Balance          Balance        Distribution    Distribution   Distribution       Balance        Factor
--------------      -------------    -------------    -------------    ------------   ------------    -------------   -----------
Class A-1           70,688,994.00              -               -                -              -                -       0.0000000
Class A-2           57,258,085.00              -               -                -              -                -       0.0000000
Class A-3           48,068,516.00              -               -                -              -                -       0.0000000
Class A-4           84,119,903.00    60,648,047.25    3,476,493.21              -     3,476,493.21    57,171,554.05     0.6796436
--------------      -------------    -------------    -------------    ------------   ------------    -------------   -----------
  Total Class A    260,135,498.00    60,648,047.25    3,476,493.21              -     3,476,493.21    57,171,554.05     0.2197761
Class B-1            5,655,120.00     1,318,435.92       75,575.95              -        75,575.95     1,242,859.98     0.2197761
Class B-2            2,827,560.00       659,217.96       37,787.97              -        37,787.97       621,429.99     0.2197761
Class B-3            3,534,450.00       824,022.45       47,234.97              -        47,234.97       776,787.48     0.2197761
--------------      -------------    -------------    -------------    ------------   ------------    -------------
  Total            272,152,628.00    63,449,723.59    3,637,092.09              -     3,637,092.09    59,812,631.50


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
   ADCPB, beginning of Collection Period                                 74,053,361.68
   ADCPB, end of Collection Period                                       70,416,269.59
                                                                         -------------
    Base Principal Amount                                                 3,637,092.09

UNREIMBURSED SERVICING ADVANCES
   Unreimbursed Servicing Advances from previous Collection Period        3,438,130.88
   Servicing Advances collected during the current Collection Period      3,401,238.89
                                                                         -------------
    Unreimbursed Servicing Advances as of current Determination Date         36,891.99

CALCULATION OF INTEREST DUE

                 Beginning                      Current                      Total
                 Principal        Interest      Interest      Overdue       Interest
      Class       Balance           Rate          Due         Interest        Due
   ---------     -------------    ----------    ----------    ---------    -----------
   Class A-1        -                4.9670%           -             -             -
   Class A-2        -                5.4500%           -             -             -
   Class A-3        -                5.5400%           -             -             -
   Class A-4     60,648,047.25       5.7300%    289,594.43           -      289,594.43
   Class B-1      1,318,435.92       6.6100%      7,262.38           -        7,262.38
   Class B-2        659,217.96       9.9900%      5,487.99           -        5,487.99
   Class B-3        824,022.45       6.3280%      4,345.35           -        4,345.35
                 -------------       -------    ----------    ---------     ----------
                 63,449,723.59       5.8003%    306,690.14           -      306,690.14

CALCULATION OF PRINCIPAL DUE

                     Base           Base                         Total
                   Principal      Principal    Overdue         Principal
     Class        Amount Pct.      Amount      Principal          Due
   ---------      -----------   ------------   ---------     ------------
   Class A            95.584%   3,476,493.21           -     3,476,493.21
   Class B-1           2.078%      75,575.95           -        75,575.95
   Class B-2           1.039%      37,787.97           -        37,787.97
   Class B-3           1.299%      47,234.97           -        47,234.97
                                ------------   ---------     ------------
                                3,637,092.09           -     3,637,092.09

CALCULATION OF SERVICER FEE

   ADCPB as of the prior Calculation Date                                74,053,361.68
   Servicer Fee Rate                                                            0.500%
   One-twelfth                                                                    1/12
                                                                         -------------
   Servicer Fee due current period                                           30,855.57
   Prior Servicer Fee arrearage                                                    -
                                                                         -------------
   Servicer Fee due                                                          30,855.57

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2002


CALCULATION OF PREMIUM AMOUNT
   Class A Principal Amount as of the immediately preceding Collection Period    60,648,047.25
   Premium Rate                                                                         0.175%
   One-twelfth                                                                            1/12
                                                                                 -------------
   Premium Amount due Current Period                                                  8,844.51
   Prior Premium Amount arrearage                                                          -
                                                                                 -------------
     Total Premium Amount due                                                         8,844.51

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
   Indenture Trustee Fee (per Payment Date)                                             416.67
   Prior Indenture Trustee Fee arrearage                                                   -
                                                                                 -------------
   Total Indenture Trustee Fee due                                                      416.67

INDENTURE TRUSTEE EXPENSES
   Indenture Trustee Expenses due                                                          -
   Prior Indenture Trustee Expenses arrearage                                              -
                                                                                 -------------
   Total Indenture Trustee Expenses due                                                    -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
   Other Amounts Due Servicer under Servicing Agreement - current period                   -
   Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                  -
                                                                                 -------------
   Total Other Amounts Due Servicer under Servicing Agreement                              -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MARCH 1, 2002


RESTRICTING EVENT DETERMINATION:
                                                                                                                  Yes/No
                                                                                                                  ------
  A) Event of Servicer Termination (Yes/No)                                                                          No
  B) Note Insuer has Made a Payment (Yes/No)                                                                         No
  C) Gross Charge Off Event has Occurred (Yes/No)                                                                    No
  D) Delinquency Trigger Event has Occurred (Yes/No)                                                                 No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                  Yes/No
                                                                                                                  ------
  A) Failure to distribute to the Noteholders all or part of any payment of Interest requried to be
  made under the terms of such Notes or the Indenture when due; and,                                              No
  B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient
  Available Funds are on depositin the Collection Account of (y) on the Class A-1 Maturity Date, the
  Class A-2 Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1
  Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as thecase may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
  Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.                      No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                          Event                                                        Yes/No
------------  --------------------------------------------------------------------------------------------------- ------
  6.01(i)     Failue to make payment requried                                                                        No
  6.01(ii)    Failue to submit Monthly Statement                                                                     No
  6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                    No
  6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                          No
  6.01(v)     Servicer files a volunatry petition for bankruptcy                                                     No
  6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dimissed within 60 days    No
  6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                              No
  6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                           No

                                      Page 8

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MARCH 1, 2002

Gross Charge Event Calculation:
                                                                                                     Result
                                                                                                 -------------
   Gross Charge Off Ratio Current Period                                                             -0.35%
   Gross Charge Off Ratio Prior Period                                                               -0.26%
   Gross Charge Off Ratio Second Prior Period                                                        -0.50%
                                                                                                     ------
    Average of Gross Charge Off Ratio for Three Periods                                              -0.37%
   Maximum Allowed                                                                                    2.50%

   Gross Charge Off Ratio:
   -----------------------

                          ADCPB of                                                        Gross Charge Off
                        All Defaulted       Less                       End of Month     Ratio: Charge Offs/
                          Contracts      Recoveries     Charge Offs       ADCPB                ADCPB
                        --------------  -------------  -------------   --------------   -------------------
   Current Period             5,873.79      26,144.53     -20,270.74    70,416,269.59                -0.35%
   Prior Period             142,191.22     157,955.59     -15,764.37    74,053,361.68                -0.26%
   Second Prior Period            0.00      32,337.87     -32,337.87    78,072,377.59                -0.50%

Delinquency Event Calculation:

                                                                                                     Results
                                                                                                 -------------
   Delinquency Trigger Ratio Current Period                                                           6.99%
   Delinquency Trigger Ratio Prior Period                                                             6.28%
   Delinquency Trigger Ratio Second Prior Period                                                      7.87%
                                                                                                      -----
   Average of Delinquency Trigger Ratios                                                              7.05%
   Maximum Allowed                                                                                    7.50%

   Delinquency Trigger Ratio:
   --------------------------

                               A                 B                   A/B
                               -                 -                   ---
                             ADCPB of          ADCPB of
                        Contract > 30 Day    All Contracts    Delinquency Trigger
                             Past Due       As of Month-End          Ratio:
                        -----------------   ---------------   -------------------
   Current Period           4,921,659.06      70,416,491.26                 6.99%
   Prior Period             4,658,938.48      74,184,691.16                 6.28%
   Second Prior Period      6,146,183.90      78,083,154.09                 7.87%

                             ADCPB        Delinquency Ratio
                            ------------  -----------------
   Current                    65,494,832             93.01%
   31-60 Days Past Due         3,260,910              4.63%
   61-90 Days Past Due         1,222,884              1.74%
   91+ Days Past Due             437,866              0.62%
                              ----------            -------
   TOTAL                      70,416,491            100.00%

Substitution Limits
-------------------

   ADCPB as of Cut-Off Date                                                                  226,204,781.43
   ADCPB added during Prefunding period                                                       56,551,485.09
                                                                                           ----------------
   Total Initial ADCPB                                                                       282,756,266.53
   Maximum Substitution (10% of Initial)                                                      28,275,626.65

   Prior month Cumulative ADCPB Substituted                                                   26,891,957.87
   Current month ADCPB Substituted                                                               376,796.72
                                                                                           ----------------
   Cumulative ADCPB Substituted                                                               27,268,754.59

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2002 **

Available Amount to Note Holders:                                                        3,268,434.94
Reserve Account balance, beginning                                                         219,195.53

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                     -
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                    -
(iii)    Aggregate of:
           (a) Unreimbursed Servicer Advances                                               26,074.90
           (b) Servicer Fees from current and prior Collection Period                       32,402.69
           (c) Servicing Charges inadvertantly deposited in Collection Account                    -
(iv)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees           416.67
(v)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                            -

(vi)     Class A-1 through A-4 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                                -
           Class A-2 Note Interest                                                                -
           Class A-3 Note Interest                                                                -
           Class A-4 Note Interest                                                         332,244.90
(vii)    Class B Note Interest                                                              50,332.46
(viii)   Class C Note Interest                                                              37,515.17
(ix)     Class D Note Interest                                                              11,452.37

(x)      Class A Base Principal Distribution Amount
           Class A-1 Principal Distribution Amount                                                -
           Class A-2 Principal Distribution Amount                                                -
           Class A-3 Principal Distribution Amount                                                -
           Class A-4 Principal Distribution Amount                                       2,318,507.86
(xi)     Class B Base Principal Distribution Amount                                        219,127.27
(xii)    Class C Base Principal Distribution Amount                                        148,441.05
(xiii)   Class D Base Principal Distribution Amount                                         35,343.11
(xv)     Class E Note Interest                                                               8,466.50
(xvi)    Class E Principal Distribution Amount                                              38,170.56
(xviii)  Reserve Account Reimbursement/(Withdrawal)                                          9,939.43
(xix)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)            -
(xx)     Remaining Amount to Residual Holder                                                      -

Reserve Account balance, ending                                                            229,134.96

Disbursements from Reserve Account:
         Interest earned on Reserve Account to Residual Holder                                    -

         Reviewed By:

         ---------------------------------------------------------------------
         JOEL CAPPON
         CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE

** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002

AVAILABLE FUNDS
  Collection Account balance, as of February 28, 2002                                             -
  Add: Investment earnings on amounts in Collection Account                                  1,396.19
  Add: Payments due Collection Account from last 3 business days of Collection Per         525,429.15
  Less: Amounts inadvertantly deposited into collection account                                   -
  Add: Additional contribution for terminated trade-ups and rebooked leases                       -
  Add: Servicer Advance on current Determination Date                                    2,741,609.60
                                                                                      ---------------
  AVAILABLE FUNDS ON PAYMENT DATE                                                        3,268,434.94
  Reserve Account balance                                                                  219,195.53
                                                                                      ---------------
  TOTAL AVAILABLE FUNDS                                                                  3,487,630.47

Initial Unpaid Amounts inadvertantly deposited in Collection Account                              -
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                              3,487,630.47

Indemnity Payments paid inadvertantly deposited in Collection Account                             -
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                              3,487,630.47

UNREIMBURSED SERVICER ADVANCES
  Unreimbursed Servicer Advances due                                                        26,074.90
  Unreimbursed Servicer Advances paid                                                       26,074.90
                                                                                      ---------------
    Unreimbursed Servicer Advances remaining unpaid                                               -
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                              3,461,555.57

SERVICER FEES
  Servicer Fees due                                                                         32,402.69
  Servicer Fees paid                                                                        32,402.69
                                                                                      ---------------
    Servicer Fees remaining unpaid                                                                -
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                              3,429,152.88

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    -
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                              3,429,152.88

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
  Indenture Trustee Fee due                                                                    416.67
  Indenture Trustee Fee paid                                                                   416.67
                                                                                      ---------------
    Indenture Trustee Fee remaining unpaid                                                        -
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                              3,428,736.21

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
  Total Indenture Trustee Expenses due                                                            -
  Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                        75,000.00
  Total Indenture Trustee Expenses paid                                                           -
                                                                                      ---------------
    Indenture Trustee Expenses unpaid                                                             -
REMAINING AVAILABLE FUNDS                                                                3,428,736.21

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:

  Class A-1 Note Interest                                                                         -
  Class A-2 Note Interest                                                                         -
  Class A-3 Note Interest                                                                         -
  Class A-4 Note Interest                                                                  332,244.90
    Total Class A Interest due                                                             332,244.90
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                              3,096,491.31

CLASS B NOTE INTEREST
  Class B Note Interest due                                                                 50,332.46
  Class B Note Interest paid                                                                50,332.46
                                                                                      ---------------
    Class B Note Interest remaining unpaid                                                        -
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                              3,046,158.85

CLASS C NOTE INTEREST
  Class C Note Interest due                                                                 37,515.17
  Class C Note Interest paid                                                                37,515.17
                                                                                      ---------------
    Class C Note Interest remaining unpaid                                                        -
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                              3,008,643.68

CLASS D NOTE INTEREST
  Class D Note Interest due                                                                 11,452.37
  Class D Note Interest paid                                                                11,452.37
                                                                                      ---------------
    Class D Note Interest remaining unpaid                                                         -
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                              2,997,191.32

CLASS A BASE PRINCIPAL DISTRIBUTION
  Class A Base Principal Distribution Amount due                                         2,262,863.67
  Class A Note Principal Balance as of preceding Payment Date                           57,119,467.85
                                                                                      ---------------
  Class A Base Principal Distribution Amount paid                                        2,262,863.67
                                                                                      ---------------
    Class A Base Principal Distribution Amount remaining unpaid                                   -
  Class A-1 Note Principal Balance as of preceding Payment Date                                   -
  Class A-1 Base Principal Distribution Amount paid                                               -
                                                                                      ---------------
    Class A-1 Note Principal Balance after distribution                                           -
                                                                                      ---------------
  Remaining Class A Base Principal Distribution Amount                                   2,262,863.67
                                                                                      ---------------
  Class A-2 Note Principal Balance as of preceding Payment Date                                   -
  Class A-2 Base Principal Distribution Amount paid                                               -
                                                                                      ---------------
    Class A-2 Note Principal Balance after distribution                                           -
  Remaining Class A Base Principal Distribution Amount                                   2,262,863.67
                                                                                      ---------------
  Class A-3 Note Principal Balance as of preceding Payment Date                                   -
  Class A-3 Base Principal Distribution Amount paid                                               -
                                                                                      ---------------
    Class A-3 Note Principal Balance after distribution                                           -
  Remaining Class A Base Principal Distribution Amount                                   2,262,863.67
                                                                                      ---------------
  Class A-4 Note Principal Balance as of preceding Payment Date                         57,119,467.85
  Class A-4 Base Principal Distribution Amount paid                                      2,262,863.67
                                                                                      ---------------
    Class A-4 Note Principal Balance after distribution                                 54,856,604.18
  REMAINING AVAILABLE FUNDS                                                                734,327.64

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002

CLASS B BASE PRINCIPAL DISTRIBUTION
  Class B Note Principal Balance as of preceding Payment Date                            8,296,558.98
  Class B Base Principal Distribution due                                                  213,868.21
  Class B Base Principal Distribution paid                                                 213,868.21
                                                                                      ---------------
    Class B Base Principal Distribution remaining unpaid                                          -
    Class B Note Principal Balance after distribution on Payment Date                    8,082,690.77
  REMAINING AVAILABLE FUNDS                                                                520,459.43

CLASS C BASE PRINCIPAL DISTRIBUTION
  Class C Note Principal Balance as of preceding Payment Date                            5,620,249.73
  Class C Base Principal Distribution due                                                  144,878.47
  Class C Base Principal Distribution paid                                                 144,878.47
                                                                                      ---------------
    Class C Base Principal Distribution remaining unpaid                                          -
    Class C Note Principal Balance after distribution on Payment Date                    5,475,371.26
  REMAINING AVAILABLE FUNDS                                                                375,580.96

CLASS D BASE PRINCIPAL DISTRIBUTION
  Class D Note Principal Balance as of preceding Payment Date                            1,338,154.13
  Class D Base Principal Distribution due                                                   34,494.87
  Class D Base Principal Distribution paid                                                  34,494.87
                                                                                      ---------------
    Class D Base Principal Distribution remaining unpaid                                          -
    Class D Note Principal Balance after distribution on Payment Date                    1,303,659.25
  REMAINING AVAILABLE FUNDS                                                                341,086.09

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
  Class A-1 Note Principal Balance after Base Principal                                           -
  Class A-1 Reallocated Principal Distribution                                                    -
                                                                                      ---------------
    Class A-1 Note Principal Balance after Reallocation                                           -
  REMAINING AVAILABLE FUNDS                                                                341,086.09
                                                                                      ---------------
  Class A-2 Note Principal Balance after Base Principal                                           -
  Class A-2 Reallocated Principal Distribution                                                    -
                                                                                      ---------------
    Class A-2 Note Principal Balance after Reallocation                                           -
  Remaining Available Funds                                                                341,086.09
                                                                                      ---------------
  Class A-3 Note Principal Balance after Base Principal                                           -
  Class A-3 Reallocated Principal Distribution                                                    -
                                                                                      ---------------
    Class A-3 Note Principal Balance after Reallocation                                           -
  Remaining Available Funds                                                                341,086.09
                                                                                      ---------------
  Class A-4 Note Principal Balance after Base Principal                                 54,856,604.18
  Class A-4 Reallocated Principal Distribution                                                    -
                                                                                      ---------------
    Class A-4 Note Principal Balance after Reallocation                                 54,856,604.18
  REMAINING AVAILABLE FUNDS                                                                341,086.09

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
  Class B Note Principal Balance after Base Principal                                    8,082,690.77
  Class B Reallocated Principal Distribution paid                                                 -
                                                                                      ---------------
    Class B Note Principal Balance after Reallocation                                    8,082,690.77
  REMAINING AVAILABLE FUNDS                                                                341,086.09

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002

CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
  Class C Note Principal Balance after Base Principal                                    5,475,371.26
  Class C Reallocated Principal Distribution paid                                                 -
                                                                                      ---------------
    Class C Note Principal Balance after Reallocation                                    5,475,371.26
  REMAINING AVAILABLE FUNDS                                                                341,086.09

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
  Class D Note Principal Balance after Base Principal                                    1,303,659.25
  Class D Reallocated Principal Distribution paid                                                 -
     Class D Note Principal Balance after Reallocation                                   1,303,659.25
  REMAINING AVAILABLE FUNDS                                                                341,086.09

CLASS E NOTE INTEREST
  Class E Note Interest due                                                                  8,466.50
  Class E Note Interest paid                                                                 8,466.50
                                                                                      ---------------
    Class E Note Interest remaining unpaid                                                        -
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                                332,619.58

CLASS E BASE PRINCIPAL DISTRIBUTION
  Class E Note Principal Balance as of preceding Payment Date                            1,445,207.02
  Class E Base Principal Distribution due                                                   37,254.46
  Class E Base Principal Distribution paid                                                  37,254.46
                                                                                      ---------------
    Class E Base Principal Distribution remaining unpaid                                          -
    Class E Note Principal Balance after distribution on Payment Date                    1,407,952.55
  REMAINING AVAILABLE FUNDS                                                                295,365.12

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
  Class E Note Principal Balance after Base Principal                                    1,407,952.55
  Class E Reallocated Principal Distribution paid                                                 -
  Class E Note Principal Balance after Reallocation                                      1,407,952.55
  REMAINING AVAILABLE FUNDS                                                                295,365.12

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class A-1 Note Principal Balance after Reallocated Principal                                    -
  Class A-1 Supplemental Principal Distribution                                                   -
                                                                                      ---------------
    Class A-1 Note Principal Balance after Supplemental                                           -
  Remaining Available Funds                                                                295,365.12
                                                                                      ---------------
  Class A-2 Note Principal Balance after Reallocated Principal                                    -
  Class A-2 Supplemental Principal Distribution                                                   -
                                                                                      ---------------
    Class A-2 Note Principal Balance after Supplemental                                           -
  Remaining Available Funds                                                                295,365.12
                                                                                      ---------------
  Class A-3 Note Principal Balance after Reallocated Principal                                    -
  Class A-3 Supplemental Principal Distribution                                                   -
                                                                                      ---------------
    Class A-3 Note Principal Balance after Supplemental                                           -
  Remaining Available Funds                                                                295,365.12
                                                                                      ---------------
  Class A-4 Note Principal Balance after Reallocated Principal                          54,856,604.18
  Class A-4 Supplemental Principal Distribution                                             55,644.19
                                                                                      ---------------
    Class A-4 Note Principal Balance after Supplemental                                 54,800,959.99
  REMAINING AVAILABLE FUNDS                                                                239,720.93

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002

CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class B Note Principal Balance after Reallocated Principal                             8,082,690.77
  Class B Supplemental Principal Distribution paid                                           5,259.05
                                                                                      ---------------
    Class B Note Principal Balance after Supplemental                                    8,077,431.71
  REMAINING AVAILABLE FUNDS                                                                234,461.88

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class C Note Principal Balance after Reallocated Principal                             5,475,371.26
  Class C Supplemental Principal Distribution paid                                           3,562.59
                                                                                      ---------------
    Class C Note Principal Balance after Supplemental                                    5,471,808.68
  REMAINING AVAILABLE FUNDS                                                                230,899.29

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class D Note Principal Balance after Reallocated Principal                             1,303,659.25
  Class D Supplemental Principal Distribution paid                                             848.23
                                                                                      ---------------
    Class D Note Principal Balance after Supplemental                                    1,302,811.02
  REMAINING AVAILABLE FUNDS                                                                230,051.06

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class E Note Principal Balance after Reallocated Principal                             1,407,952.55
  Class E Supplemental Principal Distribution paid                                             916.09
                                                                                      ---------------
    Class E Note Principal Balance after Supplemental                                    1,407,036.46
  REMAINING AVAILABLE FUNDS                                                                229,134.96

RESERVE FUND
  Required Reserve Fund Amount                                                           1,751,034.78
  Reserve Account Balance, Ending                                                          229,134.96
  Reserve Account Deposit/(Withdrawal)                                                       9,939.43
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                                       -

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
  Indenture Trustee Expenses unpaid per above                                                     -
  Remaining Indenture Trustee Expenses paid                                                       -
    Remaining Indenture Trustee Expenses unpaid                                                   -
                                                                                      ---------------
  REMAINING AVAILABLE FUNDS                                                                       -

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                        -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
    ADCPB, beginning of Collection Period                                                77,766,460.78
    ADCPB, end of Collection Period                                                      75,006,870.94
                                                                                       ----------------
      Base Principal Amount                                                               2,759,589.85

UNREIMBURSED SERVICING ADVANCES
    Unreimbursed Servicing Advances from previous Collection Period                       2,502,880.40
    Servicing Advances collected during the current Collection Period                     2,476,805.50
                                                                                       ----------------
      Unreimbursed Servicing Advances as of current Determination Date                       26,074.90

CALCULATION OF SERVICER FEE
    ADCPB as of the prior Calculation Date                                               77,766,460.78
    Servicer Fee Rate                                                                           0.500%
    One-twelfth                                                                                   1/12
                                                                                                ------
    Servicer Fee due current period                                                          32,402.69
    Prior Servicer Fee arrearage                                                                   -
                                                                                       ----------------
    Servicer Fee due                                                                         32,402.69

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
    Indenture Trustee Fee (per Payment Date)                                                    416.67
    Prior Indenture Trustee Fee arrearage                                                          -
                                                                                       ----------------
    Total Indenture Trustee Fee due                                                             416.67

Indenture Trustee Expenses
    Indenture Trustee Expenses due                                                                 -
    Prior Indenture Trustee Expenses arrearage                                                     -
                                                                                       ----------------
    Total Indenture Trustee Expenses due                                                           -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement - current period                          -
    Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                         -
                                                                                       ----------------
    Total Other Amounts Due Servicer under Servicing Agreement                                     -

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
  Current                                                      71,305,370.54                     95.02%
    31 - 60 days past due                                       1,719,550.50                      2.29%
    61 - 90 days past due                                       1,101,528.16                      1.47%
    91+ days past due                                             914,682.58                      1.22%
                                                               -------------
                                                               75,041,131.79

GROSS CHARGE OFF
    ADCPB of All Defaulted Contracts                                                         92,927.96
    Less Recoveries                                                                         100,526.10
                                                                                         -------------
    Total Charge Offs for the period                                                         (7,598.14)

    End of Month ADCPB                                                                   75,006,870.94
    Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                             -0.01%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2002

INTEREST PAYMENTS TO NOTEHOLDERS

                                     Beginning
                   Initial           of Period         Interest                           Interest
Class              Balance            Balance            Rate          Interest Due          Paid
-----------------------------------------------------------------------------------------------------
A-1             30,818,212.00                0.00         5.855%                0.00             0.00
A-2             31,956,385.00                0.00         6.460%                0.00             0.00
A-3             18,823,624.00                0.00         6.700%                0.00             0.00
A-4             61,986,631.00       57,119,467.85         6.980%          332,244.90       332,244.90
-----------------------------------------------------------------------------------------------------
Class A        143,584,852.00       57,119,467.85          6.98%          332,244.90       332,244.90
-----------------------------------------------------------------------------------------------------
B               13,570,520.00        8,296,558.98         7.280%           50,332.46        50,332.46
C                9,192,933.00        5,620,249.73         8.010%           37,515.17        37,515.17
D                2,188,793.00        1,338,154.13        10.270%           11,452.37        11,452.37
E                2,363,897.00        1,445,207.02         7.030%            8,466.50         8,466.50
-----------------------------------------------------------------------------------------------------
Total Notes    170,900,995.00       73,819,637.70         7.15%           440,011.40       440,011.40
-----------------------------------------------------------------------------------------------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning        (Monthly)       (Reallocated)    (Supplemental)        Total            End            Ending
                of Period        Principal         Principal        Principal         Principal        of Period      Certificate
Class            Balance           Paid              Paid              Paid             Paid            Balance         Factor
----------------------------------------------------------------------------------------------------------------------------------
A-1                    0.00               0.00            0.00              0.00             0.00              0.00    0.0000000
A-2                    0.00               0.00            0.00              0.00             0.00              0.00    0.0000000
A-3                    0.00               0.00            0.00              0.00             0.00              0.00    0.0000000
A-4           57,119,467.85       2,262,863.67            0.00         55,644.19     2,318,507.86     54,800,959.99    0.8840771
---------------------------------------------------------------------------------------------------------------------
Class A       57,119,467.85       2,262,863.67            0.00         55,644.19     2,318,507.86     54,800,959.99
---------------------------------------------------------------------------------------------------------------------
 B             8,296,558.98         213,868.21            0.00          5,259.05       219,127.27      8,077,431.71    0.5952190
 C             5,620,249.73         144,878.47            0.00          3,562.59       148,441.05      5,471,808.68    0.5952190
 D             1,338,154.13          34,494.87            0.00            848.23        35,343.11      1,302,811.02    0.5952189
 E             1,445,207.02          37,254.46            0.00            916.09        38,170.56      1,407,036.46    0.5952190
---------------------------------------------------------------------------------------------------------------------
Total Notes   73,819,637.70       2,693,359.69            0.00         66,230.16     2,759,589.85     71,060,047.86
---------------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2002

PRINCIPAL PAYMENT CALCULATION

                              Investor         Investor      Investor                   Supplemental
           (defined)          Monthly         Reallocated   Supplemental     Total       Percentage
             Class           Principal         Principal     Principal    Principal     of Principal
Class     Percentage          Amount             Amount       Amount         Amount       Allocated
----------------------------------------------------------------------------------------------------
A             82.00%         2,262,863.67            0.00   55,644.19     2,318,507.86      84.02%
B              7.75%           213,868.21            0.00    5,259.05       219,127.27       7.94%
C              5.25%           144,878.47            0.00    3,562.59       148,441.05       5.38%
D              1.25%            34,494.87            0.00      848.23        35,343.11       1.28%
E              1.35%            37,254.46            0.00      916.09        38,170.56       1.38%
---------------------------------------------------------------------------------------------------
                             2,693,359.69            0.00   66,230.16     2,759,589.85     100.00%
---------------------------------------------------------------------------------------------------

FLOOR CALCULATION

                    Class                 Floor Hit?       Floored
Class              Floors                   (Y/N)        Prin Amount
----------------------------------------------------------------------
A                                                           N/A
B                      -                     No           213,868.21
C                      -                     No           144,878.47
D                      -                     No            34,494.87
E                      -                     No            37,254.46
----------------------------------------------------------------------

(Retained) Certificate Balance      3,946,823.08
Initial OC Percentage                      2.40%

Overcollateralization Balance (prior)                     3,946,823.08
Overcollateralization Balance (current)                   3,946,823.08
Unfunded Loss Amount                                              0.00
Cumulative Loss Amount                                            0.00
Available Funds+Collection Account-Servicing              3,428,736.21

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MARCH 1, 2002

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                         Yes/No
                                                                                         ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture
when due; and,                                                                             No
B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date,
the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity
Date, the Class C Maturity Date, the Class D Maturity Date, or the Class E
Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
Notes, Class B Notes, Class C Notes, Class D Notes, or Class E Notes,
as the case may be.                                                                        No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section                                  Event                                           Yes/No
---------   ---------------------------------------------------------------------------  ------
6.01(i)     Failure to make payment, deposit, transfer, or delivery required               No
6.01(ii)    Failure to submit Monthly Statement                                            No
6.01(iii)   Failure to Observe Covenants in Servicing Agreement                            No
6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                  No
6.01(v)     Servicer files a voluntary petition for bankruptcy                             No
6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
            withdrawn or dismissed within 60 days                                          No
6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement      No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2002

Available Funds                                                                                    $3,278,370.30
Deposit from Reserve Account                                                                               $0.00
                                                                                                           -----
Total Available Amount to Note Holders:                                                            $3,278,370.30

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)     Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account          $0.00
(ii)    Indemnity Payments paid inadvertently deposited in Collection Account                              $0.00
(iii)   Aggregate of:
         (a) Unreimbursed Servicer Advances (Other than current Collection Period)                    $20,266.57
         (b) Servicer Fees from current and prior Collection Period                                   $63,184.68
(iv)    Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                      $416.67
(v)     Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                                 $0.00

(vi)    Class A-1 through A-2 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                     $246,717.65
         Class A-2 Note Interest                                                                     $644,910.00
(vii)   Class B Note Interest                                                                         $82,916.47

(viii)  Class A Base Principal Distribution Amount
         Class A-1 Principal Distribution Amount                                                   $2,027,749.22
         Class A-2 Principal Distribution Amount                                                           $0.00
(ix)    Class B Base Principal Distribution Amount                                                   $163,227.79
(x)     Supplemental Interest Reserve Account addition amount                                         $28,981.26
(xi)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      $0.00
(xii)   Excess to Trust Certificate Holder                                                                 $0.00

        Reviewed By:

        -----------------------------------------------------------------------
        Joel Cappon
        Controller, American Express Business Finance

FIRST SIERRA HEALTHCARE EQUIPMENT CONTACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002

AVAILABLE FUNDS
   Collection Account balance, as of February 28, 2002                                     908,308.30
   Investment earnings on amounts in Collection Account                                      2,955.32
   Payments due Collection Account from last 3 business days of Collection Period          666,225.02
   Servicer Advance on current Determination Date                                        1,700,881.66
   Additional Contribution for loss on termination                                               0.00
   Deposit from Reserve Account                                                                  0.00
   Deposit from Letter of Credit Account                                                         0.00
   AVAILABLE FUNDS ON PAYMENT DATE                                                       3,278,370.30

Initial Unpaid Amounts inadvertently deposited in Collection Account                             0.00
  REMAINING AVAILABLE FUNDS                                                              3,278,370.30

Indemnity Payments paid inadvertently deposited in Collection Account                            0.00
  REMAINING AVAILABLE FUNDS                                                              3,278,370.30

UNREIMBURSED SERVICER ADVANCES
   Unreimbursed Servicer Advances due                                                       20,266.57
   Unreimbursed Servicer Advances paid                                                      20,266.57
                                                                                            ---------
     Unreimbursed Servicer Advances remaining unpaid                                             0.00
  REMAINING AVAILABLE FUNDS                                                              3,258,103.73

SERVICER FEES
   Servicer Fees due                                                                        63,184.68
   Servicer Fees paid                                                                       63,184.68
                                                                                            ---------
     Servicer Fees remaining unpaid                                                              0.00
  REMAINING AVAILABLE FUNDS                                                              3,194,919.05

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                   0.00
  REMAINING AVAILABLE FUNDS                                                              3,194,919.05

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
   Indenture Trustee Fee due                                                                   416.67
   Indenture Trustee Fee paid                                                                  416.67
                                                                                         ------------
     Indenture Trustee Fee remaining unpaid                                                      0.00
  REMAINING AVAILABLE FUNDS                                                              3,194,502.39

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(A)(II)
   Total Indenture Trustee Expenses due                                                          0.00
   Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                75,000.00
   Total Indenture Trustee Expenses paid                                                         0.00
                                                                                                 ----
     Indenture Trustee Expenses unpaid                                                           0.00
  REMAINING AVAILABLE FUNDS                                                              3,194,502.39

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
   Class A-1 Note Interest due                                                             246,717.65
                                                                                           ----------
   Class A-1 Note Interest paid                                                            246,717.65
     Class A-1 Interest remaining unpaid                                                         0.00
   Class A-2 Note Interest due                                                             644,910.00
   Class A-2 Note Interest paid                                                            644,910.00
                                                                                           ----------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002

    Class A-2 Interest remaining unpaid                                                      0.00
  REMAINING AVAILABLE FUNDS                                                          2,302,874.73

CLASS B NOTE INTEREST
  Class B Note Interest due                                                             82,916.47
  Class B Note Interest paid                                                            82,916.47
                                                                                        ---------
    Class B Note Interest remaining unpaid                                                   0.00
  REMAINING AVAILABLE FUNDS                                                          2,219,958.27

CLASS A BASE PRINCIPAL DISTRIBUTION
  Class A-1 Note Principal Balance as of preceding Payment Date                     39,527,527.91
  Class A-1 Base Principal Distribution due                                          2,027,749.22
  Class A-1 Base Principal Distribution Amount paid                                  2,027,749.22
                                                                                     ------------
    Class A-1 Base Principal Distribution remaining unpaid                                   0.00
    Class A-1 Note Principal Balance after distribution on Payment Date             37,499,778.69

  Class A-2 Note Principal Balance as of preceding Payment Date                     99,600,000.00
  Class A-2 Base Principal Distribution due                                                  0.00
  Class A-2 Base Principal Distribution Amount paid                                          0.00
                                                                                             ----
    Class A-2 Base Principal Distribution remaining unpaid                                   0.00
    Class A-2 Note Principal Balance after distribution on Payment Date             99,600,000.00
 REMAINING AVAILABLE FUNDS                                                             192,209.05

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
  Class B Note Principal Balance as of preceding Payment Date                       12,515,693.37
  Class B Base Principal Distribution due                                              163,227.79
  Class B Base Principal Distribution paid                                             163,227.79
                                                                                       ----------
    Class B Base Principal Distribution remaining unpaid                                     0.00
    Class B Note Principal Balance after distribution on Payment Date               12,352,465.58
  REMAINING AVAILABLE FUNDS                                                             28,981.26

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
  Supplemental Interest Reserve Account Addition                                        28,981.26
 REMAINING AVAILABLE FUNDS                                                                   0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
  Indenture Trustee Expenses unpaid per above                                                0.00
  Remaining Indenture Trustee Expenses paid                                                  0.00
                                                                                             ----
    Remaining Indenture Trustee Expenses unpaid                                              0.00
 REMAINING AVAILABLE FUNDS                                                                   0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                   0.00

FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - CREDIT ENHANCEMENT
COLLECTION PERIOD ENDED MARCH 1, 2002


RESERVE ACCOUNT: SECTION 3.04(A)
  Initial Reserve Account Balance                                                    1,845,346.24
  Plus: Earnings for Collection Period per Section 3.04(b)                               2,770.18
  Less: Withdrawal per Section 3.04(c)                                                        -
    Ending Reserve Account Balance                                                   1,848,116.42

LETTER OF CREDIT ACCOUNT: SECTION 3.08(A)
  Initial Letter of Credit Account Balance                                                    -
  Plus: Earnings for Collection Period                                                        -
  Plus: Additions from draws under Section 3.08(b)                                            -
  Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                         -
    Ending Letter of Credit Account Balance                                                   -

SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(B)
  Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)      28,981.26
  Supplemental Interest Reserve Account Addition (Upto Supplemental Interest            28,981.26
    Required Amount)
  Supplemental Interest Reserve Account Distribution to Collection Account                    -

  Supplemental Interest Reserve Required Amount calculation
    Beginning Balance                                                                1,091,499.06
    Plus: Additions (Upto 1% of Initial ADCPB)                                          28,981.26
    Plus: Earnings for Collection Period                                                 1,436.49
    Less: Required Distributions, To Collection Account                                       -
      Ending Supplemental Interest Reserve Account Balance                           1,121,916.81

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
  ADCPB, beginning of Collection Period                                            151,643,221.28
  ADCPB, end of Collection Period                                                  149,452,244.28
                                                                                   --------------
    Base Principal Amount                                                            2,190,977.00

UNREIMBURSED SERVICING ADVANCES
  Unreimbursed Servicing Advances from previous Collection Period                    1,322,423.94
  Servicing Advances collected during the current Collection Period                  1,302,157.37
                                                                                     ------------
    Unreimbursed Servicing Advances as of current Determination Date                    20,266.57

CALCULATION OF SERVICER FEE
  ADCPB as of the prior Calculation Date                                           151,643,221.28
  Servicer Fee Rate                                                                        0.500%
  One-twelfth                                                                                1/12
                                                                                            -----
  Servicer Fee due current period                                                       63,184.68
  Prior Servicer Fee arrearage                                                                -
                                                                                   --------------
  Servicer Fee due                                                                      63,184.68

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
  Indenture Trustee Fee (per Payment Date)                                                 416.67
  Prior Indenture Trustee Fee arrearage                                                      0.00
                                                                                             ----
  Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
  Indenture Trustee Expenses due                                                             0.00
  Prior Indenture Trustee Expenses arrearage                                                 0.00
                                                                                             ----
  Total Indenture Trustee Expenses due                                                       0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
  Other Amounts Due Servicer under Servicing Agreement - current period                      0.00
  Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                     0.00
                                                                                             ----
  Total Other Amounts Due Servicer under Servicing Agreement                                 0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRINCIPAL & INTEREST CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2002

INTEREST PAYMENTS TO NOTEHOLDERS

                                  Beginning                                          Total        Total
                 Initial          of Period    Interest      Current     Overdue    Interest     Interest     Interest
Class            Balance          Balance       Rate     Interest Due   Interest       Due        Paid        Shortfall
-----------------------------------------------------------------------------------------------------------------------
  A-1         75,000,000.00    39,527,527.91   7.490%       246,717.65      0.00   246,717.65   246,717.65        0.00
-----------------------------------------------------------------------------------------------------------------------
  A-2         99,600,000.00    99,600,000.00   7.770%       644,910.00      0.00   644,910.00   644,910.00        0.00
-----------------------------------------------------------------------------------------------------------------------
Class A      174,600,000.00   139,127,527.91                891,627.65      0.00   891,627.65   891,627.65        0.00
-----------------------------------------------------------------------------------------------------------------------
   B          14,052,729.00    12,515,693.37   7.950%        82,916.47      0.00    82,916.47    82,916.47        0.00
-----------------------------------------------------------------------------------------------------------------------
Total Notes  188,652,729.00   151,643,221.28                974,544.12      0.00   974,544.12   974,544.12        0.00
-----------------------------------------------------------------------------------------------------------------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning       Current                           End         Ending
                of Period       Principal      Principal       of Period     Certificate
Class            Balance         Due             Paid            Balance      Factor
-----------------------------------------------------------------------------------------
  A-1         39,527,527.91   2,027,749.22   2,027,749.22    37,499,778.69   0.49999705
-----------------------------------------------------------------------------------------
  A-2         99,600,000.00           0.00           0.00    99,600,000.00   1.00000000
-----------------------------------------------------------------------------------------
Class A      139,127,527.91   2,027,749.22   2,027,749.22   137,099,778.69
-----------------------------------------------------------------------------------------
   B          12,515,693.37     163,227.79     163,227.79    12,352,465.58   0.87900831
-----------------------------------------------------------------------------------------
Total Notes  151,643,221.28   2,190,977.00   2,190,977.00   149,452,244.28
-----------------------------------------------------------------------------------------

                     Beginning                    Base Principal    Principal
         Principal   of Period       Overdue       Distribution     Payment
         Percent      Balance        Principal       Amount          Amount
-----------------------------------------------------------------------------------------
Class A      92.55%  139,127,527.91         0.00   2,027,749.22    2,027,749.22
-----------------------------------------------------------------------------------------
Class B       7.45%   12,515,693.37         0.00     163,227.79      163,227.79
-----------------------------------------------------------------------------------------

Base Principal Amount:          2,190,977.00
Gross Charge Off Event?                    No
Availiable Funds less Fees:     3,194,502.39

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MARCH 1, 2002

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                               Yes/No
                                                                               ------
a)    Failure to distribute to the Noteholders all or part of any payment of
      Interest required to be made under the terms of such Notes or the
      Indenture when due; and,                                                 No
b)    Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
      Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity
      Date, the Class A-2 Maturity Date, the Class B Maturity Date, as the
      case may be, on any remaining principal owed on the outstanding Class
      A-1 Notes, Class A-2 Notes, Class B Notes, as the case may be.           No
c)    Failure on the part of the Trust duly to observe or perform in any
      material respect any other Covenants or Agreements.                      No
d)    The Trust shall consent to the appointment of a Custodian, Receiver,
      Trustee, or Liquidator, etc.                                             No
e)    The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a proceeding
      under any bankruptcy laws etc.                                           No
f)    A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be
      stayed, withdrawn, or dismissed within 60 days thereafter, etc.          No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section                                                  Event                                                     Yes/No
-------      ----------------------------------------------------------------------------------------------------  ------
6.01(i)      Failure to make payment, deposit, transfer, or delivery required                                        No
6.01(ii)     Failure to submit Monthly Statement                                                                     No
6.01(iii)    Failure to Observe Covenants or Agreements in Transaction Documents                                     No
6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                           No
6.01(v)      Servicer files a voluntary petition for bankruptcy                                                      No
6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days    No
6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                               No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2002
** Amended 10-25-01

AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
              Current                                                                         148.393.419,49                99,29%
               31 - 60 days past due                                                              627.557,40                 0,42%
               61 - 90 days past due                                                              431.267,39                 0,29%
               91+ days past due                                                                        0,00                 0,00%
                                                                                              149.452.244,28
PUTBACK SUMMARY
              Defaults for Related Collection Period                                                                         0,00
               Total Defaulted Contracts                                                                                3,134,922
              Recoveries from Reserve Account for Current Period                                                             0.00
               Total Recoveries from Lessees                                                                           223.797,44
               Total Recoveries from Reserve Account                                                                 2,911,125,18
              Net Remaining Defaulted                                                                                        0,00
              Recoveries from Source Recourse (Up to Available Source Recourse)                                              0,00
              Recoveries from Draw on Letter of Credit Account                                                               0,00

10% LIMITED RECOURSE AMOUNT
              Beginning Amount available under 10% limited recourse                                                 19,238,909,32
              Beginning % available under 10% limited recourse                                                            10,0000%
              Current months buy backs under 10% limited recourse obligation                                                 0,00
              Cumulative amount bought back under 10% limited recourse obligation                                            0,00
              Cumulative % bought back under 10% limited recourse obligation                                               0,0000%

LETTERS  OF CREDIT
              Beginning Value of the 2 Letters of Credit                                                            20.000.000,00
              Amount of step down in the Letters of Credit                                                                   0,00
              Ending Value of the 2 Letters of Credit                                                               20.000.000,00

LETTER OF CREDIT DRAW EVENTS                                                                                             (NO/YES)
                                                                                                                       ----------
              (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):                       No

              (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
              Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P respectively)                                No
              Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                                               No

              (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:                            No
              Deposit full amount of relevant LOC:
              Draw on Letters of Credit?                                                                                    No

              If a draw on the letters of credit, amount deposited in Letter of Credit Account                               0,00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2002
** Amended 10-25-01


GROSS CHARGE EVENT CALCULATION:                                                                    Result
                                                                                                ------------
Defaulted Contracts Current Period                                                                         0
Total Defaulted Contracts Prior Period                                                             3.134.923
                                                                                                ------------
Total ADCPB of all Defaulted Contracts                                                             3.134.923
Total Initial ADCPB                                                                              188.652.729
                                                                                                ------------
 % Total Defaulted                                                                                      1,66%
Maximum Allowed                                                                                        10,00%

Gross Charge Off Event:                                                                                            No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2002 **

Available Amount to Note Holders                                                        4,730,836.35
Reserve Account balance, beginning                                                         65,489.60

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)    Initial Unpaid Amounts inadvertantly deposited in Collection Account                      -
(ii)   Indemnity Payments paid inadvertantly deposited in Collection Account                     -
(iii)  Aggregate of:
         (a) Unreimbursed Servicer Advances                                                18,755.90
         (b) Servicer Fees from current and prior Collection Period                        46,051.06
         (c) Servicing Charges inadvertantly deposited in Collection Account                     -
(iv)   Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees            416.67
(v)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             -

(vi)   Class A-1 through A-4 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                 -
         Class A-2 Note Interest                                                                 -
         Class A-3 Note Interest                                                          258,748.81
         Class A-4 Note Interest                                                          210,522.36
(vii)  Class B Note Interest                                                              101,567.19
(viii) Class C Note Interest                                                               64,312.82
(ix)   Class D Note Interest                                                               29,263.19

(x)    Class A Base Principal Distribution Amount
         Class A-1 Principal Distribution Amount                                                 -
         Class A-2 Principal Distribution Amount                                                 -
         Class A-3 Principal Distribution Amount                                        3,135,577.60
         Class A-4 Principal Distribution Amount                                                 -
(xi)   Class B Base Principal Distribution Amount                                         403,289.72
(xii)  Class C Base Principal Distribution Amount                                         241,973.84
(xiii) Class D Base Principal Distribution Amount                                          80,657.95
(xv)   Class E Note Interest                                                               18,991.08
(xvi)  Class E Principal Distribution Amount                                               78,641.50
(xviii)Reserve Account Reimbursement/(Withdrawal)                                          42,013.37
(xix)  Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             -
(xx)   Remaining Amount to Residual Holder                                                       -

Reserve Account balance, ending                                                           107,556.28

Disbursements from Reserve Account:
       Interest earned on Reserve Account to Residual Holder                                     -

       Reviewed By:

       -----------------------------------------------------------------------
       JOEL CAPPON
       CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE

** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2001

AVAILABLE FUNDS
   Collection Account balance, as of February 28, 2002                                        36,112.90
   Investment earnings on amounts in Collection Account                                        2,658.01
   Payments due Collection Account from last 3 business days of Collection Period            450,645.37
   Amounts inadvertantly deposited into collection account                                   (33,174.91)
   Additional contribution for terminated trade-ups and rebooked leases                        1,373.41
   Servicer Advance on current Determination Date                                          4,273,221.57
                                                                                       ----------------
   AVAILABLE FUNDS ON PAYMENT DATE                                                         4,730,836.35
   Reserve Account balance                                                                    65,489.60
                                                                                       ----------------
   TOTAL AVAILABLE FUNDS                                                                   4,796,325.95

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                -
                                                                                       ----------------
  REMAINING AVAILABLE FUNDS                                                                4,796,325.95

Indemnity Payments paid inadvertantly deposited in Collection Account                               -
  REMAINING AVAILABLE FUNDS                                                                4,796,325.95

UNREIMBURSED SERVICER ADVANCES
   Unreimbursed Servicer Advances due                                                         18,755.90
   Unreimbursed Servicer Advances paid                                                        18,755.90
                                                                                       ----------------
    Unreimbursed Servicer Advances remaining unpaid                                                 -
                                                                                       ----------------
  REMAINING AVAILABLE FUNDS                                                                4,777,570.05

SERVICER FEES
   Servicer Fees due                                                                          46,051.06
   Servicer Fees paid                                                                         46,051.06
                                                                                       ----------------
    Servicer Fees remaining unpaid                                                                  -
                                                                                       ----------------
  REMAINING AVAILABLE FUNDS                                                                4,731,518.99

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                      -
                                                                                       ----------------
  REMAINING AVAILABLE FUNDS                                                                4,731,518.99

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
   Indenture Trustee Fee due                                                                     416.67
   Indenture Trustee Fee paid                                                                    416.67
                                                                                       ----------------
    Indenture Trustee Fee remaining unpaid                                                          -
                                                                                       ----------------
  REMAINING AVAILABLE FUNDS                                                                4,731,102.32

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
   Total Indenture Trustee Expenses due                                                             -
   Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                         75,000.00
                                                                                       ----------------
   Total Indenture Trustee Expenses paid                                                            -
                                                                                       ----------------
    Indenture Trustee Expenses unpaid                                                               -
  REMAINING AVAILABLE FUNDS                                                                4,731,102.32

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
  Class A-1 Note Interest                                                          -
  Class A-2 Note Interest                                                          -
  Class A-3 Note Interest                                                   258,748.81
  Class A-4 Note Interest                                                   210,522.36
    Total Class A Interest due                                              469,271.16
                                                                        --------------
 REMAINING AVAILABLE FUNDS                                                4,261,831.16
CLASS B NOTE INTEREST                                                              -
  Class B Note Interest due                                                 101,567.19
  Class B Note Interest paid                                                101,567.19
                                                                        --------------
   Class B Note Interest remaining unpaid                                          -
                                                                        --------------
 REMAINING AVAILABLE FUNDS                                                4,160,263.97

CLASS C NOTE INTEREST
  Class C Note Interest due                                                  64,312.82
  Class C Note Interest paid                                                 64,312.82
                                                                        --------------
   Class C Note Interest remaining unpaid                                          -
                                                                        --------------
 REMAINING AVAILABLE FUNDS                                                4,095,951.15

CLASS D NOTE INTEREST
  Class D Note Interest due                                                  29,263.19
  Class D Note Interest paid                                                 29,263.19
                                                                        --------------
   Class D Note Interest remaining unpaid                                          -
                                                                        --------------
 REMAINING AVAILABLE FUNDS                                                4,066,687.96

CLASS A BASE PRINCIPAL DISTRIBUTION
  Class A Base Principal Distribution Amount due                          3,063,459.32
  Class A Note Principal Balance as of preceding Payment Date            74,871,329.26
                                                                        --------------
  Class A Base Principal Distribution Amount paid                         3,063,459.32
                                                                        --------------
   Class A Base Principal Distribution Amount remaining unpaid                     -
  Class A-1 Note Principal Balance as of preceding Payment Date                    -
  Class A-1 Base Principal Distribution Amount paid                                -
                                                                        --------------
   Class A-1 Note Principal Balance after distribution                             -
                                                                        --------------
  Remaining Class A Base Principal Distribution Amount                    3,063,459.32
                                                                        --------------
  Class A-2 Note Principal Balance as of preceding Payment Date                    -
  Class A-2 Base Principal Distribution Amount paid                                -
                                                                        --------------
   Class A-2 Note Principal Balance after distribution                             -
  Remaining Class A Base Principal Distribution Amount                    3,063,459.32
                                                                        --------------
  Class A-3 Note Principal Balance as of preceding Payment Date          41,455,082.26
  Class A-3 Base Principal Distribution Amount paid                       3,063,459.32
                                                                        --------------
   Class A-3 Note Principal Balance after distribution                   38,391,622.94
  Remaining Class A Base Principal Distribution Amount                             -
                                                                        --------------
  Class A-4 Note Principal Balance as of preceding Payment Date          33,416,247.00
  Class A-4 Base Principal Distribution Amount paid                                -
                                                                        --------------
   Class A-4 Note Principal Balance after distribution                   33,416,247.00
 REMAINING AVAILABLE FUNDS                                                1,003,228.64

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002

CLASS B BASE PRINCIPAL DISTRIBUTION
  Class B Note Principal Balance as of preceding Payment Date             15,686,053.08
  Class B Base Principal Distribution due                                    394,014.06
  Class B Base Principal Distribution paid                                   394,014.06
                                                                          -------------
   Class B Base Principal Distribution remaining unpaid                             -
   Class B Note Principal Balance after distribution on Payment Date      15,292,039.02
 REMAINING AVAILABLE FUNDS                                                   609,214.58

CLASS C BASE PRINCIPAL DISTRIBUTION

Class C Note Principal Balance as of preceding Payment Date                9,411,632.00
  Class C Base Principal Distribution due                                    236,408.44
  Class C Base Principal Distribution paid                                   236,408.44
                                                                          -------------
  Class C Base Principal Distribution remaining unpaid                              -
   Class C Note Principal Balance after distribution on Payment Date       9,175,223.56
 REMAINING AVAILABLE FUNDS                                                   372,806.14
CLASS D BASE PRINCIPAL DISTRIBUTION
  Class D Note Principal Balance as of preceding Payment Date              3,050,897.04
  Class D Base Principal Distribution due                                     78,802.82
  Class D Base Principal Distribution paid                                    78,802.82
                                                                          -------------
   Class D Base Principal Distribution remaining unpaid                             -
   Class D Note Principal Balance after distribution on Payment Date       2,972,094.22
 REMAINING AVAILABLE FUNDS                                                   294,003.33

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
  Class A-1 Note Principal Balance after Base Principal                             -
  Class A-1 Reallocated Principal Distribution                                      -
                                                                          -------------
   Class A-1 Note Principal Balance after Reallocation                              -
 Remaining Available Funds                                                   294,003.33
                                                                          -------------
  Class A-2 Note Principal Balance after Base Principal                             -
  Class A-2 Reallocated Principal Distribution                                      -
                                                                          -------------
   Class A-2 Note Principal Balance after Reallocation                              -
 Remaining Available Funds                                                   294,003.33
                                                                          -------------
  Class A-3 Note Principal Balance after Base Principal                   38,391,622.94
  Class A-3 Reallocated Principal Distribution                                      -
                                                                          -------------
   Class A-3 Note Principal Balance after Reallocation                    38,391,622.94
 Remaining Available Funds                                                   294,003.33
                                                                          -------------
  Class A-4 Note Principal Balance after Base Principal                   33,416,247.00
  Class A-4 Reallocated Principal Distribution                                      -
                                                                          -------------
   Class A-4 Note Principal Balance after Reallocation                    33,416,247.00
 REMAINING AVAILABLE FUNDS                                                   294,003.33

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
  Class B Note Principal Balance after Base Principal                     15,292,039.02
  Class B Reallocated Principal Distribution paid                                   -
                                                                          -------------
   Class B Note Principal Balance after Reallocation                      15,292,039.02
 REMAINING AVAILABLE FUNDS                                                   294,003.33

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 2002

CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
  Class C Note Principal Balance after Base Principal                     9,175,223.56
  Class C Reallocated Principal Distribution paid                                  -
                                                                        --------------
   Class C Note Principal Balance after Reallocation                      9,175,223.56
 REMAINING AVAILABLE FUNDS                                                  294,003.33

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
  Class D Note Principal Balance after Base Principal                     2,972,094.22
  Class D Reallocated Principal Distribution paid                                  -
   Class D Note Principal Balance after Reallocation                      2,972,094.22
 REMAINING AVAILABLE FUNDS                                                  294,003.33

CLASS E NOTE INTEREST
  Class E Note Interest due                                                  18,991.08
  Class E Note Interest paid                                                 18,991.08
                                                                        --------------
   Class E Note Interest remaining unpaid                                          -
                                                                        --------------
 REMAINING AVAILABLE FUNDS                                                  275,012.25

CLASS E BASE PRINCIPAL DISTRIBUTION
  Class E Note Principal Balance as of preceding Payment Date             2,963,497.51
  Class E Base Principal Distribution due                                    76,832.74
  Class E Base Principal Distribution paid                                   76,832.74
                                                                        --------------
   Class E Base Principal Distribution remaining unpaid                            -
   Class E Note Principal Balance after distribution on Payment Date      2,886,664.77
 REMAINING AVAILABLE FUNDS                                                  198,179.50

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
  Class E Note Principal Balance after Base Principal                     2,886,664.77
  Class E Reallocated Principal Distribution paid                                  -
   Class E Note Principal Balance after Reallocation                      2,886,664.77
 REMAINING AVAILABLE FUNDS                                                  198,179.50

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class A-1 Note Principal Balance after Reallocated Principal                     -
  Class A-1 Supplemental Principal Distribution                                    -
                                                                        --------------
   Class A-1 Note Principal Balance after Supplemental                             -
 Remaining Available Funds                                                  198,179.50
                                                                        --------------
  Class A-2 Note Principal Balance after Reallocated Principal                     -
  Class A-2 Supplemental Principal Distribution                                    -
                                                                        --------------
   Class A-2 Note Principal Balance after Supplemental                             -
 Remaining Available Funds                                                  198,179.50
                                                                        --------------
  Class A-3 Note Principal Balance after Reallocated Principal           38,391,622.94
  Class A-3 Supplemental Principal Distribution                              72,118.28
                                                                        --------------
   Class A-3 Note Principal Balance after Supplemental                   38,319,504.66
 Remaining Available Funds                                                  126,061.22
                                                                        --------------
  Class A-4 Note Principal Balance after Reallocated Principal           33,416,247.00
  Class A-4 Supplemental Principal Distribution                                    -
                                                                        --------------
   Class A-4 Note Principal Balance after Supplemental                   33,416,247.00
 REMAINING AVAILABLE FUNDS                                                  126,061.22

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2002

CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class B Note Principal Balance after Reallocated Principal         15,292,039.02
  Class B Supplemental Principal Distribution paid                        9,275.66
                                                                    --------------
    Class B Note Principal Balance after Supplemental                15,282,763.36
 REMAINING AVAILABLE FUNDS                                              116,785.56

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class C Note Principal Balance after Reallocated Principal          9,175,223.56
  Class C Supplemental Principal Distribution paid                        5,565.40
                                                                    --------------
    Class C Note Principal Balance after Supplemental                 9,169,658.16
 REMAINING AVAILABLE FUNDS                                              111,220.16

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class D Note Principal Balance after Reallocated Principal          2,972,094.22
  Class D Supplemental Principal Distribution paid                        1,855.13
                                                                     -------------
    Class D Note Principal Balance after Supplemental                 2,970,239.09
 REMAINING AVAILABLE FUNDS                                              109,365.03

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class E Note Principal Balance after Reallocated Principal          2,886,664.77
  Class E Supplemental Principal Distribution paid                        1,808.75
                                                                     -------------
    Class E Note Principal Balance after Supplemental                 2,884,856.02
 REMAINING AVAILABLE FUNDS                                              107,556.28

RESERVE FUND
  Required Reserve Fund Amount                                        2,114,952.31
  Reserve Account Balance, Ending                                       107,556.28
  Reserve Account Deposit/(Withdrawal)                                   42,013.37
                                                                     -------------
 REMAINING AVAILABLE FUNDS                                                     -

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
  Indenture Trustee Expenses unpaid per above                                  -
  Remaining Indenture Trustee Expenses paid                                    -
                                                                     -------------
    Remaining Indenture Trustee Expenses unpaid                                -
 REMAINING AVAILABLE FUNDS                                                     -

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                     -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
  ADCPB, beginning of Collection Period                                           110,522,542.20
  ADCPB, end of Collection Period                                                 106,582,401.59
                                                                                  --------------
    Base Principal Amount                                                           3,940,140.61

UNREIMBURSED SERVICING ADVANCES
  Unreimbursed Servicing Advances from previous Collection Period                   3,818,572.77
  Servicing Advances collected during the current Collection Period                 3,799,816.87
                                                                                  --------------
    Unreimbursed Servicing Advances as of current Determination Date                   18,755.90

CALCULATION OF SERVICER FEE
  ADCPB as of the prior Calculation Date                                          110,522,542.20
  Servicer Fee Rate                                                                       0.500%
  One-twelfth                                                                               1/12
                                                                                          ------
  Servicer Fee due current period                                                      46,051.06
  Prior Servicer Fee arrearage                                                               -
                                                                                  --------------
  Servicer Fee due                                                                     46,051.06

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
  Indenture Trustee Fee (per Payment Date)                                                416.67
  Prior Indenture Trustee Fee arrearage                                                      -
                                                                                  --------------
  Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
  Indenture Trustee Expenses due                                                             -
  Prior Indenture Trustee Expenses arrearage                                                 -
                                                                                  --------------
  Total Indenture Trustee Expenses due                                                       -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
  Other Amounts Due Servicer under Servicing Agreement - current period                      -
  Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                     -
                                                                                  --------------
  Total Other Amounts Due Servicer under Servicing Agreement                                 -

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
  Current                                                      98,279,485.99              92.21%
   31 - 60 days past due                                        3,995,560.74               3.75%
   61 - 90 days past due                                        2,135,564.34               2.00%
   91+ days past due                                            2,171,894.81               2.04%
                                                                ------------
                                                              106,582,505.88

GROSS CHARGE OFF
  ADCPB of All Defaulted Contracts                                                    157,235.12
  Less Recoveries                                                                     218,163.90
                                                                                  --------------
  Total Charge Offs for the period                                                   (60,928.78)

  End of Month ADCPB                                                              106,582,401.59
  Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                        -0.06%


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2002

INTEREST PAYMENTS TO NOTEHOLDERS

                                             Beginning
                     Initial                 of Period         Interest                           Interest
Class                Balance                  Balance            Rate          Interest Due          Paid
---------------------------------------------------------------------------------------------------------------
    A-1         50,018,622.00                      0.00           6.938%                0.00             0.00
    A-2         29,609,332.00                      0.00           7.350%                0.00             0.00
    A-3         51,393,341.00             41,455,082.26           7.490%          258,748.81       258,748.81
    A-4         33,416,247.00             33,416,247.00           7.560%          210,522.36       210,522.36
---------------------------------------------------------------------------------------------------------------
  Class A      164,437,542.00             74,871,329.26           7.52%           469,271.16       469,271.16
---------------------------------------------------------------------------------------------------------------
     B          21,149,523.00             15,686,053.08           7.770%          101,567.19       101,567.19
     C          12,689,714.00              9,411,632.00           8.200%           64,312.82        64,312.82
     D           4,229,905.00              3,050,897.04          11.510%           29,263.19        29,263.19
     E           4,124,157.00              2,963,497.51           7.690%           18,991.08        18,991.08
---------------------------------------------------------------------------------------------------------------
Total Notes    206,630,841.00            105,983,408.89            7.74%          683,405.44       683,405.44
---------------------------------------------------------------------------------------------------------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning        (Monthly)       (Reallocated)    (Supplemental)        Total            End            Ending
                of Period        Principal         Principal         Principal        Principal       of Period       Certificate
Class            Balance           Paid              Paid              Paid             Paid            Balance         Factor
-----------------------------------------------------------------------------------------------------------------------------------
    A-1                  0.00              0.00            0.00             0.00             0.00               0.00     0.0000000
    A-2                  0.00              0.00            0.00             0.00             0.00               0.00     0.0000000
    A-3         41,455,082.26      3,063,459.32            0.00        72,118.28     3,135,577.60      38,319,504.66     0.7456123
    A-4         33,416,247.00              0.00            0.00             0.00             0.00      33,416,247.00     1.0000000
---------------------------------------------------------------------------------------------------------------------
Class A         74,871,329.26      3,063,459.32            0.00        72,118.28     3,135,577.60      71,735,751.66
---------------------------------------------------------------------------------------------------------------------
     B          15,686,053.08        394,014.06            0.00         9,275.66       403,289.72      15,282,763.36     0.7226056
     C           9,411,632.00        236,408.44            0.00         5,565.40       241,973.84       9,169,658.16     0.7226056
     D           3,050,897.04         78,802.82            0.00         1,855.13        80,657.95       2,970,239.09     0.7022000
     E           2,963,497.51         76,832.74            0.00         1,808.75        78,641.50       2,884,856.02     0.6995020
---------------------------------------------------------------------------------------------------------------------
Total Notes    105,983,408.89      3,849,517.38            0.00        90,623.23     3,940,140.61     102,043,268.28
---------------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 2002

PRINCIPAL PAYMENT CALCULATION

                              Investor           Investor           Investor                            Supplemental
           (defined)           Monthly          Reallocated       Supplemental         Total             Percentage
             Class            Principal          Principal          Principal        Principal          of Principal
Class     Percentage           Amount             Amount             Amount            Amount             Allocated
----------------------------------------------------------------------------------------------------------------------
     A         77.75%         3,063,459.32            0.00            72,118.28      3,135,577.60             79.58%
     B         10.00%           394,014.06            0.00             9,275.66        403,289.72             10.24%
     C          6.00%           236,408.44            0.00             5,565.40        241,973.84              6.14%
     D          2.00%            78,802.82            0.00             1,855.13         80,657.95              2.05%
     E          1.95%            76,832.74            0.00             1,808.75         78,641.50              2.00%
----------------------------------------------------------------------------------------------------------------------
                              3,849,517.38            0.00            90,623.23      3,940,140.61            100.00%
----------------------------------------------------------------------------------------------------------------------

FLOOR CALCULATION

               Class            Floor Hit?         Floored
Class         Floors              (Y/N)          Prin Amount
--------------------------------------------------------------
     A                                              N/A
     B               -              No            394,014.06
     C               -              No            236,408.44
     D               -              No             78,802.82
     E               -              No             76,832.74
--------------------------------------------------------------

(Retained) Certificate Balance               4,539,133.31
Initial OC Percentage                               2.30%

Overcollateralization Balance (prior)               4,539,133.31
Overcollateralization Balance (current)             4,539,133.31
Unfunded Loss Amount                                        0.00
Cumulative Loss Amount                              2,374,719.54
Available Funds+Collection Account-Servicing        4,665,612.72

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MARCH 1, 2002

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                 Yes/No
                                                                                                                 ------
A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made
under the terms of such Notes or the Indenture when due; and,                                                      No
B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date, the Class C Maturity Date,
the Class D Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                                         No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

  Section                               Event                                                                   Yes/No
---------  ---------------------------------------------------------------------------------------------------- ------
6.01(i)    Failure to make payment, deposit, transfer, or delivery required                                        No
6.01(ii)   Failure to submit Monthly Statement                                                                     No
6.01(iii)  Failure to Observe Covenants in Servicing Agreement                                                     No
6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                           No
6.01(v)    Servicer files a voluntary petition for bankruptcy                                                      No
6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days    No
6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                               No